SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 26, 2004

The St. Joe Company

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-10466	59-0432511

(Commission File Number)	(IRS Employer Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, FL	32202

(Address of Principal Executive Offices)	(Zip Code)

(904) 301-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE
EX-99.1 SUPPLEMENTAL INFORMATION

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish Supplemental Information for the period ended March 31, 2004.

A copy of the Supplemental Information is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: April 26, 2004	By:	/s/ Kevin M. Twomey

Name: Kevin M. Twomey Title: President, COO and CFO